361 Managed Futures Strategy Fund
A series of the Investment Managers Series Trust

Supplement dated January 15, 2013
to the Summary Prospectus, Prospectus and Statement of Additional Information
dated December 15, 2011

Reduction of Expense Cap

Effective February 1, 2013, the Advisor has agreed to reduce the limit on the Fund’s total annual fund operating expenses by 0.16% of the Fund’s average daily net assets to ensure that the Fund’s total annual fund operating expenses, excluding certain expenses as stated in this Supplement, do not exceed 2.24% and 1.99% of the average daily net assets of the Fund's Class A and Class I shares, respectively.  Accordingly, the Fund’s Summary Prospectus and Prospectus are supplemented by replacing the “Fees and Expenses” table on page 1 of the Summary Prospectus and page 2 of the Prospectus with the following table:

		Class A Shares			Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		5.75%			None
Maximum deferred sales charge (load)		1.00%	1		None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)		2.00%			2.00%
Wire fee		$20			$20
Retirement account fees (annual maintenance and redemption requests)		$15			$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.50%			1.50%
Distribution and/or service (12b-1) fees		0.25%			None
Other expenses2		1.25%			1.25%
Shareholder servicing fee	0.15%			0.15%
All other expenses	1.10%			1.10%
Acquired fund fees and expenses2		0.23%			0.23%
Total annual fund operating expenses3		3.23%			2.98%
Fee waiver and/or expense reimbursement3		(0.76)%			(0.76)%
Total annual fund operating expenses3 (after fee waiver and/or expense reimbursement)		2.47%			2.22%

1
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% will be imposed on certain redemptions of Class A shares within 12 months of the date of purchase of such shares.

2	These expenses are estimated for the current fiscal year. Actual expenses may differ from estimates.
3
Effective February 1, 2013, the Advisor has contractually agreed to waive fees and/or pay for expenses of the Managed Futures Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses, interest, taxes, dividend and interest expense on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Managed Futures Fund's Class A and Class I shares, respectively.  This agreement is effective until February 28, 2014, and may be terminated only by the Trust's Board of Trustees.  The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Managed Futures Fund expenses it paid for three years from the date of any such waiver or payment to the extent a class’s total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement.

In addition, the table under “Example” on page 2 of the Summary Prospectus and page 3 of the Prospectus is replaced with the following table:

	1 Year	3 Years
Class A shares	$811	$1,446
Class I shares	$225	$850

The following text replaces any inconsistent information in the second paragraph under “Fund Expenses” on page 24 of the Prospectus and page B-32 of the SAI:”

The Advisor has contractually agreed, however, to waive its fees and/or pay for expenses of each Fund so that the total annual fund operating expenses (excluding, as applicable, any acquired fund fees and expenses, interest, taxes, dividends on short positions, brokerage commissions, front-end or contingent deferred loads, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of Class A shares and Class I shares of Managed Futures Fund, respectively, and do not exceed 2.15% and 1.90% of the average daily net assets of Class A shares and Class I shares of Long/Short Equity Fund, respectively.  This agreement is effective until February 28, 2014 with respect to Managed Futures Fund and until February 28, 2013 with respect to Long/Short Equity Fund, and may be terminated only by the Board of Trustees.